                                                                 EXHIBIT 10.2(a)


                                 ASPENBIO, INC.


                          SECURITIES PURCHASE AGREEMENT


                                DECEMBER 28, 2001

                                TABLE OF CONTENTS

                                                                              Page
                                                                              ----
1.      AGREEMENT TO SELL AND PURCHASE...........................................1
        1.1      AUTHORIZATION OF SECURITIES.....................................1
        1.2      SALE AND PURCHASE...............................................1

2.      CLOSING, DELIVERY AND PAYMENT............................................2
        2.1      CLOSING.........................................................2
        2.2      DELIVERY AT THE FIRST CLOSING...................................2
        2.3      DELIVERY AT THE SECOND CLOSING..................................2

3.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY............................2
        3.1      ORGANIZATION, GOOD STANDING AND QUALIFICATION...................2
        3.2      SUBSIDIARIES....................................................2
        3.3      CAPITALIZATION; VOTING RIGHTS...................................3
        3.4      AUTHORIZATION; BINDING OBLIGATIONS..............................3
        3.4      CLOSING.........................................................3
        3.5      FINANCIAL STATEMENTS............................................4
        3.6      LIABILITIES.....................................................4
        3.7      AGREEMENTS; ACTION..............................................4
        3.8      OBLIGATIONS TO RELATED PARTIES..................................5
        3.9      CHANGES.........................................................5
        3.10     TITLE TO PROPERTIES AND ASSETS; LIENS, ETC......................6
        3.11     INTELLECTUAL PROPERTY...........................................6
        3.12     COMPLIANCE WITH OTHER INSTRUMENTS...............................7
        3.13     LITIGATION......................................................8
        3.14     TAX RETURNS AND PAYMENTS........................................8
        3.15     EMPLOYEES.......................................................8
        3.16     OBLIGATIONS OF MANAGEMENT.......................................9
        3.17     REGISTRATION RIGHTS AND VOTING RIGHTS...........................9
        3.18     COMPLIANCE WITH LAWS; PERMITS...................................9
        3.19     ENVIRONMENTAL AND SAFETY LAWS...................................9
        3.20     FULL DISCLOSURE................................................10
        3.21     FOREIGN CORRUPT PRACTICES ACT..................................10
        3.22     MINUTE BOOKS...................................................10
        3.23     INSURANCE......................................................10

4.      REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.........................11
        4.1      REQUISITE POWER AND AUTHORITY..................................11
        4.2      INVESTMENT REPRESENTATIONS.....................................12
        4.3      TRANSFER RESTRICTIONS..........................................12

5.      CONDITIONS TO CLOSING...................................................13
        5.1      CONDITIONS TO PURCHASER'S OBLIGATIONS AT THE CLOSING.:.........13
        5.2      CONDITIONS TO OBLIGATIONS OF THE COMPANY.......................13

                               TABLE OF CONTENTS
                                  (continued)


                                                                              Page
                                                                              ----
6.      MISCELLANEOUS...........................................................14
        6.1      GOVERNING LAW..................................................14
        6.2      SURVIVAL.......................................................14
        6.3      SUCCESSORS AND ASSIGNS.........................................14
        6.4      ENTIRE AGREEMENT...............................................14
        6.5      SEVERABILITY...................................................14
        6.6      AMENDMENT AND WAIVER...........................................14
        6.7      DELAYS OR OMISSIONS............................................15
        6.8      NOTICES........................................................15
        6.9      EXPENSES.......................................................15
        6.10     ATTORNEYS' FEES................................................15
        6.11     TITLES AND SUBTITLES...........................................15
        6.12     COUNTERPARTS...................................................15
        6.13     BROKER'S FEES..................................................15
        6.14     INDEMNIFICATION:...............................................15
        6.15     USE OF PROCEEDS................................................16
        6.16     KNOWLEDGE......................................................16
        6.17     PRONOUNS.......................................................16

                                 ASPENBIO, INC.
                          SECURITIES PURCHASE AGREEMENT


         THIS SECURITIES PURCHASE AGREEMENT (the "Agreement") is made and entered into as of December 28, 2001, by and among ASPENBIO, INC., a Colorado corporation (the "Company"), and Cambridge Holdings, Ltd., a Colorado corporation (the "Purchaser").

                                    RECITALS

         WHEREAS, the Company has authorized the sale and issuance of 1,000,000 shares of its Common Stock (the "Shares") and Warrants to purchase up to 830,000 shares of Common Stock at $1.00 per share (the "Warrants") and the Shares and the Warrants are collectively referred to as the "Securities";

         WHEREAS, the Purchaser desires to purchase the Securities on the terms and conditions set forth herein;

         WHEREAS, the Company desires to secure certain consulting services of the Purchaser in connection with taking the Company public; and

         WHEREAS, the Company desires to issue and sell the Securities to Purchaser on the terms and conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


AGREEMENT TO SELL AND PURCHASE.

AUTHORIZATION OF SECURITIES. On or prior to the First Closing (as defined in
Section 2 below), the Company shall have authorized (a) the sale and issuance to Purchaser of the Securities and (b) the issuance of such shares of Common Stock to be issued upon exercise of the Warrants (the "Warrant Shares"). The Warrants shall be issued to the designees of the Purchaser listed in Purchaser's Schedule
1.1 and in the forms attached hereto as Exhibits A-1 and A-2. Such designees shall each execute a Subscription Agreement in the form attached hereto as
Exhibit I prior to receipt of the Warrants.

SALE AND PURCHASE. Subject to the terms and conditions hereof, at the Closings (as hereinafter defined) the Company hereby agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, the Securities at an aggregate purchase price of $600,000. As further consideration for the purchase of the Securities, Purchaser agrees to perform certain consulting services for the Company as set forth in the Consulting Agreement in the form attached hereto as Exhibit H (the "Consulting Agreement") pursuant to which the Purchaser may forfeit 330,000 of the Warrants as provided in the Consulting Agreement.

CLOSING, DELIVERY AND PAYMENT.

CLOSING. The first closing of the sale and purchase of the Securities under this Agreement (the "First Closing") shall take place at 9:00 a.m. on the date hereof, at the offices of Patton Boggs, LLP, 1660 Lincoln Street, Suite 1900, Denver, CO 80264. The second closing will take place at 9:00 AM at Patton Boggs, LLP on the second business day subsequent to delivery by the Company to Purchaser of financial statements of the Company consisting of audited balance sheets as at December 31, 2001 and 2000 and audited statements of income and cash flow for the year ended December 31, 2001 and for the period from inception to December 31, 2000 (which shall include an audited balance sheet and audited statements of income and cash flow for Vitro Diagnostics, Inc. for the period between January 1, 2000 and August 31, 2000. (the "Second Closing"). The Company's audited statements shall be prepared by Larry O'Donnell, C.P.A., and shall be in accordance with generally accepted accounting principles.

DELIVERY AT THE FIRST CLOSING. At the First Closing, subject to the terms and conditions hereof, the Company will deliver to the Purchaser a certificate representing the 500,000 Shares to be purchased at the First Closing by the Purchaser, against payment of $300,000 by certified check, or wire transfer made payable to the order of the Company, and the parties will execute and deliver the Related Agreements (as defined below), except for the Warrants and the Consulting Agreement.

DELIVERY AT THE SECOND CLOSING. At the Second Closing, subject to the terms and conditions hereof, the Company will deliver to the Purchaser a certificate representing 500,000 Shares and the Warrants to be purchased at the Second Closing by the Purchaser against payment of $300,000 by certified check, or wire transfer made payable to the order of the Company and the parties will execute and deliver the Consulting Agreement.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as set forth on a Schedule of Exceptions delivered by the Company to the Purchaser at the Closing specifically identifying the relevant Section hereof, the Company hereby represents and warrants to Purchaser as of the date of this Agreement as set forth below.

ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, the Warrant and the Investor Rights Agreement in the form attached hereto as Exhibit B (the "Investor Rights Agreement"), the Shareholders Agreement in the form attached hereto as Exhibit C (the "Shareholders Agreement") and the Consulting Agreement in the form attached hereto as Exhibit H (the "Consulting Agreement") (collectively, the "Related Agreements"), to issue and sell the Securities and the Warrant Shares, and to carry out the provisions of this Agreement and the Related Agreements and to carry on its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

SUBSIDIARIES. Except as provided in the Schedule of Exceptions, the Company has no Subsidiaries and does not own or control any equity security or other interest of any other corporation, limited partnership or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement. As used in this Agreement, the term "Subsidiary" or "Subsidiaries" means any domestic or foreign corporation or other business organization, whether or not incorporated, of which more than fifty percent (50%) of either the equity interest in, or the voting control of such corporation or organization is, directly or indirectly, beneficially owned by the Company.

CAPITALIZATION; VOTING RIGHTS.

The authorized capital stock of the Company, immediately prior to the First Closing, consists of 15,000,000 shares of Common Stock, 8,300,000 shares of which are issued and outstanding.

Options to purchase 200,000 shares have been granted and are currently outstanding (as listed on Exhibit D), and 900,000 shares of Common Stock are reserved for future issuance to officers, directors, employees and consultants of the Company.

Other than as set forth on Exhibit D, and except as may be granted pursuant to this Agreement and the Related Agreements, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or shareholder agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its securities.

The number and class of the Company's equity securities issuable upon exercise or conversion of all outstanding options, warrants and other convertible securities of the Company are as set forth on Exhibit D. The number of shares issuable upon exercise or conversion of such securities will not be adjusted as a result of the transactions contemplated by this Agreement except with respect to the Warrant Shares.

All issued and outstanding shares of the Company's Common Stock (i) have been duly authorized and validly issued to the persons listed on Exhibit D hereto and are fully paid and nonassessable, and (ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

The Warrant Shares have been duly and validly reserved for issuance. When issued in compliance with the provisions of this Agreement, the Securities and the Warrant Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Shares and the Warrant Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.No stock plan, stock purchase, stock option or other agreement or understanding between the Company and any holder of any equity securities or rights to purchase equity securities provides for acceleration or other changes in the vesting provisions or other terms of such agreement or understanding as the result of any merger, consolidated sale of stock or assets, change in control or any other transaction(s) by the Company.

AUTHORIZATION; BINDING OBLIGATIONS. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Company hereunder and thereunder at the Closings and the authorization, sale, issuance and delivery of the Securities pursuant hereto and the Warrant Shares has been taken or will be taken prior to the Closing. This Agreement and the Related Agreements, when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and (b) general principles of equity that restrict the availability of equitable remedies. The sale of the Securities and the subsequent exercise of the Warrants into Warrant Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

FINANCIAL STATEMENTS. The Company has made available to the Purchaser (a) its audited balance sheet as at December 31, 2000 and audited statement of income and cash flow for the period from inception to December 31, 2000, and (b) its unaudited balance sheet as at December 15, 2001 (the "Statement Date") and unaudited consolidated statement of income and cash flow for the period ending on the Statement Date (collectively, the "Financial Statements"), copies of which are attached hereto as Exhibit E. The Financial Statements, together with the notes thereto, are complete and correct in all material respects, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except as disclosed therein, and present fairly the financial condition and position of the Company as of December 31, 2000 and the Statement Date; provided, however, that the unaudited financial statements have been prepared in accordance with customary internal bookkeeping practices of the Company. No verification from any third party has been obtained with respect to the information contained in the unaudited financial statements.

LIABILITIES. To the Company's knowledge, the Company has no liabilities or obligations of any nature (whether known or unknown and whether absolute, accrued, contingent or otherwise) except for liabilities or obligations reflected or reserved against in the Financial Statements, and except current liabilities incurred in the ordinary course of business subsequent to the Statement Date which have not been, either in any individual case or in the aggregate, materially adverse.

AGREEMENTS; ACTION.

Except for agreements explicitly contemplated hereby, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates or any affiliate thereof.

There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or to its knowledge by which it is bound which may involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $25,000 (other than obligations of, or payments to, the Company arising from purchase or sale agreements entered into in the ordinary course of business), or (ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from the Company (other than licenses arising from the purchase of "off the shelf" or other standard products), or (iii) provisions restricting the development, manufacture or distribution of the Company's products or services, or (iv) indemnification by the Company with respect to infringements of proprietary rights (other than indemnification obligations arising from purchase, sale or license agreements entered into in the ordinary course of business).

The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities (other than with respect to dividend obligations, distributions, indebtedness and other obligations incurred in the ordinary course of business or as disclosed in the Financial Statements) individually in excess of $25,000 or, in the case of indebtedness and/or liabilities individually less than $25,000, in excess of $100,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

OBLIGATIONS TO RELATED PARTIES. There are no obligations of the Company to officers, directors, shareholders, or employees of the Company other than (a) for payment of salary for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company and (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company). None of the officers, directors or shareholders of the Company, or any members of their immediate families, are indebted to the Company. No officer, director or shareholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company (other than such contracts as relate to any such person's ownership of capital stock or other securities of the Company). Except as may be disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

CHANGES. Since the Statement Date, there has not been to the Company's knowledge:

Any change in the assets, liabilities, financial condition, prospects or operations of the Company from that reflected in the Financial Statements, other than changes in the ordinary course of business, none of which individually or in the aggregate has had or is reasonably expected to have a material adverse effect on such assets, liabilities, financial condition, prospects or operations of the Company;

Any resignation or termination of any officer, key employee or group of employees of the Company; and the Company does not know of the impending resignation or termination of employment of any such officer, key employee or group of employees;

Any material change, except in the ordinary course of business, in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, business or prospects or financial condition of the Company;

Any waiver by the Company of a valuable right or of a material debt owed to it;

Any direct or indirect loans made by the Company to any shareholder, employee, officer or director of the Company, other than advances made in the ordinary course of business;

Any material change in any compensation arrangement or agreement with any employee, officer, director or shareholder;

Any declaration or payment of any dividend or other distribution of the assets of the Company;

Any labor organization activity related to the Company;

Any debt, obligation or liability incurred, assumed or guaranteed by the Company, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

Any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

Any change in any material agreement to which the Company is a party or by which it is bound which materially and adversely affects the business, assets, liabilities, financial condition, operations or prospects of the Company;

Any other event or condition of any character that, either individually or cumulatively, has materially and adversely affected the business, assets, liabilities, financial condition, prospects or operations of the Company; or

Any arrangement or commitment by the Company to do any of the acts described in subsection (a) through (m) above.

TITLE TO PROPERTIES AND ASSETS; LIENS, ETC. The Company has good and marketable title to its properties and assets, including the properties and assets reflected in the most recent balance sheet included in the Financial Statements, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) those resulting from taxes which have not yet become delinquent, (b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company, and (c) those that have otherwise arisen in the ordinary course of business. All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used. To the Company's knowledge, the Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

INTELLECTUAL PROPERTY.

To the Company's knowledge, the Company and each of its Subsidiaries owns or possesses adequate licenses or other rights to use all of the patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, trade secrets, copyrights, copyright applications, licenses, domain names, and other intellectual property (collectively, the "Intellectual Property") necessary for the conduct of its business as of the date hereof and as presently proposed to be conducted. Section 3.11 of Schedule of Exceptions sets forth, with respect to each item of Intellectual Property of the Company registered with any domestic or foreign governmental agency (i) a brief description of such item of Intellectual Property, and (ii) the jurisdictions covered by such registration or application. The Company has not received any communication alleging that the Company or any of its Subsidiaries has violated, or by conducting its business as presently proposed to be conducted, would violate any of the Intellectual Property of any other person or entity. The business and operations of the Company and its Subsidiaries as of the date hereof and as presently proposed to be conducted are not materially dependent upon any item or items of Intellectual Property of any other person or entity.

Neither the Company nor any of its Subsidiaries has any obligation to compensate any person for the use of any Intellectual Property and has not, other than in the ordinary course of business, granted to any person any license or right to use such Intellectual

Property, whether or not requiring the payment of royalties. To the Company's knowledge, the Company and each of its Subsidiaries has taken all actions reasonably necessary to protect its ownership or rights to use its Intellectual Property. Neither the Company nor any of its Subsidiaries has assigned, transferred, licensed, pledged, encumbered, or otherwise taken or failed to take any action with respect to its Intellectual Property and underlying technology which would be reasonably likely to have a material adverse effect. To the Company's knowledge, the conduct of the business of the Company or any of its Subsidiaries as of the date hereof and as presently proposed to be conducted does not infringe on any Intellectual Property of any third party. To the Company's knowledge, no third party has infringed or is infringing on any of the Intellectual Property of the Company or any of its Subsidiaries. To the Company's knowledge, no technical information developed by and belonging to the Company or any of its Subsidiaries has been disclosed to a third party who has not entered into an agreement to maintain the confidentiality of such technical information.

The Company does not know of any employee or consultant of the Company or any of its Subsidiaries that is obligated under any agreement (including licenses, covenants or commitments of any nature) or subject to any judgment, decree or order of any court or administrative agency, or any other restriction that would interfere with the use of his or her best efforts to carry out his or her duties for the Company or any of its Subsidiaries or to promote the interests of the Company or such Subsidiary or that would conflict with the business of the Company or any of its Subsidiaries as currently conducted and as proposed to be conducted. To the Company's knowledge, the conduct of the business of the Company or any of its Subsidiaries by the employees and contractors of the Company or any of its Subsidiaries, as currently conducted and as presently proposed to be conducted, will not conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees or contractors or the Company or any such Subsidiary is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any employees of the Company or any of its Subsidiaries (or persons the Company or any of its Subsidiaries currently intends to hire) made prior to their employment by the Company or such Subsidiary.

COMPLIANCE WITH OTHER INSTRUMENTS. To the Company's knowledge, the Company is not in material violation or default of any term of its Articles or Bylaws, or of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order, writ. To the Company's knowledge, the execution, delivery, and performance of and compliance with this Agreement, and the Related Agreements, and the issuance and sale of the Securities pursuant hereto and of the Warrant Shares, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a material default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties. To the Company's knowledge, the Company has avoided every condition, and has not performed any act, the occurrence of which would result in the Company's loss of any right granted under any license, distribution agreement or other agreement required to be disclosed on the Schedule of Exceptions.

LITIGATION. There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company that questions the validity of this Agreement, or the Related Agreements or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby, or which would reasonably be expected to result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor does the Company know of any basis for any of the foregoing. The foregoing includes, without limitation, actions pending or, to the Company's knowledge, threatened involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

TAX RETURNS AND PAYMENTS. The Company has timely filed all tax returns (federal, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and to the Company's knowledge all other taxes due and payable by the Company on or before the Closing, have been paid or will be paid prior to the time they become delinquent. The Company has not been advised (a) that any of its returns, federal, state or other, have been or are being audited as of the date hereof, or (b) of any deficiency in assessment or proposed judgment to its federal, state or other taxes. The Company has no knowledge of any liability of any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for.

EMPLOYEES. To the Company's knowledge, the Company has no collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company's knowledge, threatened with respect to the Company. To the Company's knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any material term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company because of the nature of the business to be conducted by the Company; and to the Company's knowledge the continued employment by the Company of its present employees, and the performance of the Company's contracts with its independent contractors, will not result in any such violation. The Company has not received any notice alleging that any such violation has occurred. Each of the employees of and consultants to the Company and each of its Subsidiaries has executed and delivered to the Company a nondisclosure and inventions agreement substantially in the form of Exhibit F attached hereto. No employee of the Company has been granted the right to continued employment by the Company or to any material compensation following termination of employment with the Company. The Company does not know of any officer, key employee or group of employees that intends to terminate his, her or their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, key employee or group of employees.

OBLIGATIONS OF MANAGEMENT. Each officer and key employee of the Company is currently devoting substantially all of his or her business time to the conduct of the business of the Company. The Company does not know of any officer or key employee of the Company that is planning to work less than full time at the Company in the future. No officer or key employee is currently working or, to the Company's knowledge, plans to work for a competitive enterprise, whether or not such officer or key employee is or will be compensated by such enterprise.

REGISTRATION RIGHTS AND VOTING RIGHTS. Except as set forth in the Investor Rights Agreement and Exhibits hereto, the Company is presently not under any obligation, and has not granted any rights, to register any of the Company's presently outstanding securities or any of its securities that may hereafter be issued. To the Company's knowledge, except as contemplated in the Shareholders Agreement, no shareholder of the Company has entered into any agreement with respect to the voting of equity securities of the Company.

COMPLIANCE WITH LAWS; PERMITS. To the Company's knowledge, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which violation would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. To the Company's knowledge, no governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement and the issuance of the Securities or the Warrant Shares, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner. To the Company's knowledge, the Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of the Company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted.

ENVIRONMENTAL AND SAFETY LAWS.

To the Company's knowledge, the Company is not in violation of any applicable statute, law or regulation relating to occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

To the Company's knowledge, neither the Company nor any Subsidiary has caused or allowed, or contracted with any party for, the generation, use, transportation, treatment, storage or disposal of any Hazardous Substances (as defined below) in connection with the operation of its business or otherwise in a material violation of any applicable Environmental Laws. To the Company's knowledge, the operation of the business and the ownership, lease or occupation of real property (the "Premises") by the Company and its Subsidiaries are in material compliance with all applicable Environmental Laws (as defined below) and orders or directives of any governmental authorities having jurisdiction under such Environmental Laws, including, without limitation, any

Environmental Laws or orders or directives with respect to any cleanup or remediation of any release or threat of release of Hazardous Substances. Neither the Company nor any Subsidiary has received any citation, directive, letter or other communication, written or oral, or any notice of any proceeding, claim or lawsuit, from any person arising out of the ownership or occupation of the Premises, or the conduct of its operations, and the Company does not know of any basis therefor. To the Company's knowledge, the Company and each of its Subsidiaries has obtained and is maintaining in full force and effect all necessary permits, licenses and approvals required by all Environmental Laws applicable to the Premises and the business operations conducted thereon, and is in compliance with all such permits, licenses and approvals. To the Company's knowledge, neither the Company nor any Subsidiary has caused or allowed a release, or a threat of release, of any Hazardous Substance unto, at or near the Premises, and, to the Company's knowledge, neither the Premises nor any property at or near the Premises has ever been subject to a release, or a threat of release, of any Hazardous Substance. For the purposes of this Agreement, the term "Environmental Laws" shall mean any Federal, state or local law or ordinance or regulation pertaining to the protection of human health or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Sections 9601, et seq. For purposes of this Agreement, the term "Hazardous Substances" shall include oil and petroleum products, asbestos, polychlorinated biphenyls, urea formaldehyde and any other materials classified as hazardous or toxic under any Environmental Laws.

FULL DISCLOSURE. The Company has provided the Purchaser with all information requested by the Purchaser in connection with its decision to purchase the Securities, including all information the Company believes is reasonably necessary to make such investment decision. Neither this Agreement, the exhibits hereto, the Related Agreements nor any other document delivered by the Company to Purchaser or its attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. To the Company's knowledge, there are no facts which (individually or in the aggregate) materially adversely affect the business, assets, liabilities, financial condition, prospects or operations of the Company that have not been set forth in this Agreement, the exhibits hereto, the Related Agreements or in other documents delivered to Purchaser or their attorneys or agents in connection herewith.

FOREIGN CORRUPT PRACTICES ACT. To the Company's knowledge, neither the Company nor any of its Subsidiaries has taken any action which would cause it to be in material violation of the Foreign Corrupt Practices Act of 1977, as amended, or any rules or regulations thereunder. To the Company's knowledge, there is not now, and there has never been, any employment by the Company or any of its subsidiaries of, or beneficial ownership in the Company or any of its subsidiaries by, any governmental or political official in any country in the world.

MINUTE BOOKS. The minute books of the Company made available to the Purchaser contain a complete summary of all meetings of directors and shareholders since the time of incorporation.

INSURANCE. The Company has general commercial, fire, casualty and workers' compensation insurance policies with coverage customary for companies similarly situated to the Company.

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

Except as set forth on a Schedule of Exceptions delivered by the Purchaser to the Company at the Closing specifically identifying the relevant Section hereof, the Purchaser hereby represents and warrants to the Company as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado. The Purchaser is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Purchaser or its business.

REQUISITE POWER AND AUTHORITY. Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Related Agreements and to carry out their provisions. All action on Purchaser's part required for the lawful execution and delivery of this Agreement and the Related Agreements have been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement and the Related Agreements will be valid and binding obligations of Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and (b) as limited by general principles of equity that restrict the availability of equitable remedies

LITIGATION. There is no action, suit, proceeding or investigation pending or, to the Purchaser's knowledge, currently threatened against the Purchaser that questions the validity of this Agreement, or the Related Agreements or the right of the Purchaser to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby, or which would reasonably be expected to result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Purchaser, financially or otherwise, or any change in the current equity ownership of the Purchaser, nor does the Purchaser know of any basis for any of the foregoing. Purchaser is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. Neither the Purchaser, its officers, directors or any shareholders holding more than 5% of the issued and outstanding shares of the Purchaser have been subject to action, suit, order, procedure or, to the knowledge of Purchaser, investigation by the U.S. Securities and Exchange Commission ("SEC"), the National Association of Securities Dealers, any state securities commission or other regulatory body. There is no action, suit, proceeding or investigation by the Purchaser currently pending or which the Purchaser intends to initiate.

TAX RETURNS AND PAYMENTS. The Purchaser has timely filed all tax returns (federal, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and to the Purchaser's knowledge all other taxes due and payable by the Purchaser on or before the Closing, have been paid or will be paid prior to the time they become delinquent. The Purchaser has not been advised (a) that any of its returns, federal, state or other, have been or are being audited as of the date hereof, or (b) of any deficiency in assessment or proposed judgment to its federal, state or other taxes. The Purchaser has no knowledge of any liability of any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for.

FULL DISCLOSURE. The Purchaser has provided the Company with all information requested by the Company in connection with sale of the Securities, including all information the Purchaser believes is reasonably necessary to make such a decision. Neither this Agreement, the exhibits hereto, the Related Agreements nor any other document delivered by the Purchaser to Company or its attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. To the Purchaser's knowledge, there are no facts which (individually or in the aggregate) materially adversely affect the consummation of the transactions contemplated herein that have not been set forth in this Agreement, the exhibits hereto, the Related Agreements or in other documents delivered to Company or their attorneys or agents in connection herewith.

INVESTMENT REPRESENTATIONS. Purchaser understands that neither the Securities nor the Warrant Shares have been registered under the Securities Act. Purchaser also understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in the Agreement. Purchaser hereby represents and warrants as follows:

INVESTMENT EXPERIENCE. Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

ACQUISITION FOR OWN ACCOUNT. Purchaser is acquiring the Securities and the Warrant Shares for Purchaser's own account for investment only, and not with a view towards their distribution.

PURCHASER CAN PROTECT ITS INTEREST. Purchaser represents that by reason of its, or of its management's, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement, and the Related Agreements. Further, Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

COMPANY INFORMATION. Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company. Purchaser has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

LIQUIDITY. Purchaser acknowledges and agrees that the Securities, and, if issued, the Warrant Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

RESIDENCE. The office of the Purchaser in which its investment decision was made is located at the address of the Purchaser set forth on the signature page hereof.

TRANSFER RESTRICTIONS. The Purchaser acknowledges and agrees that the Securities and, if issued, the Warrant Shares are subject to restrictions on transfer pursuant to the Securities Act and applicable securities laws.

CONDITIONS TO CLOSING.

CONDITIONS TO PURCHASER'S OBLIGATIONS AT THE CLOSING. Purchaser's obligations to purchase the Securities at each of the Closings are subject to the satisfaction, at or prior to the date for each of the Closings, of the following conditions:

REPRESENTATIONS AND WARRANTIES TRUE; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company in Section 3 hereof shall be true and correct as of the Closing Date with the same force and effect as if they had been made as of the Closing Date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Related Agreements (except for such as may be properly obtained subsequent to the Closing).

CORPORATE DOCUMENTS. The Company shall have delivered to Purchaser or their counsel, copies of all corporate documents of the Company as Purchaser shall reasonably request.

RESERVATION OF WARRANT SHARES. The Warrant Shares issuable upon conversion of the Shares shall have been duly authorized and reserved for issuance upon such conversion.

SECRETARY'S CERTIFICATE. The Purchaser shall have received from the Company's Secretary, a certificate having attached thereto (i) the Company's Articles of Incorporation, as amended, as in effect at the time of the Closing, (ii) the Company's Bylaws as in effect at the time of the Closing, (iii) resolutions approved by the Board of Directors authorizing the transactions contemplated hereby, and (iv) good standing certificates with respect to the Company from the Secretary of State of Colorado and any other jurisdiction in which the Company is qualified to do business, dated a recent date before the Closing.

INVESTOR RIGHTS AGREEMENT. The Investor Rights Agreement substantially in the form attached hereto as Exhibit B shall have been executed and delivered by the parties thereto.

SHAREHOLDERS AGREEMENT. The Shareholders Agreement substantially in the form attached hereto as Exhibit C shall have been executed and delivered by the parties thereto.

PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchaser and their special counsel, and the Purchaser and their special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

CONDITIONS TO OBLIGATIONS OF THE COMPANY. The Company's obligation to issue and sell the Shares at each Closing is subject to the satisfaction, on or prior to such Closing, of the following conditions:

REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties in
Section 4 made by the Purchaser shall be true and correct at the date of each of the Closings, with the same force and effect as if they had been made on and as of said date.

PERFORMANCE OF OBLIGATIONS. The Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by the Purchaser on or before the Closing.

INVESTOR RIGHTS AGREEMENT. The Investor Rights Agreement substantially in the form attached hereto as Exhibit B shall have been executed and delivered by the Purchaser.

CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Related Agreements (except for such as may be properly obtained subsequent to the Closing).

SECRETARY'S CERTIFICATE. The Company shall have received from the Purchaser's Secretary, a certificate having attached thereto (i) resolutions approved by the Board of Directors authorizing the transactions contemplated hereby, and (ii) good standing certificates with respect to the Purchaser from the Secretary of State of Colorado.

CONFIDENTIALITY. The Confidentiality and Non-disclosure Agreement substantially in the form attached hereto as Exhibit G shall have been executed and delivered by the Purchaser.

(g) CONSULTING AGREEMENT. The Consulting Agreement substantially in the form attached hereto as Exhibit H shall have been executed and delivered by the parties thereto.

MISCELLANEOUS.

GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Colorado.

SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchaser and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Securities from time to time.

ENTIRE AGREEMENT. This Agreement, the exhibits and schedules hereto, the Related Agreements and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

AMENDMENT AND WAIVER.

This Agreement may be amended or modified only upon the written agreement of the Company and the Purchaser.

The obligations of the Company and the Purchaser under the Agreement may be waived only written consent of the other party but any waiver or failure to insist upon strict compliance with such obligations shall not operate as a waiver of, or estoppel with respect to, any subsequent failure of compliance.

DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement or the Related Agreements, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the Purchaser's part of any breach, default or noncompliance under this Agreement, the Related Agreements or any waiver on such party's part of any provisions or conditions of the Agreement or the Related Agreements must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or the Related Agreements, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company and to the Purchaser at their respective addresses as set forth on the signature page hereof or at such other address as the Company or such Purchaser may designate by ten (10) days advance written notice to the other party hereto.

EXPENSES. Each party will pay its own legal, accounting and other expenses incurred by such party or on its own behalf in connection with this Agreement and the Related Agreements.

ATTORNEYS' FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

TITLES AND SUBTITLES. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

BROKER'S FEES. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 6.13 being untrue.

INDEMNIFICATION. Each party hereto agrees to indemnify and hold harmless the other party, its affiliates, directors, officers, agents and representatives as follows:

INDEMNIFICATION FOR CLAIMS. As used herein, the term "Claims" refers to any losses, damages, liabilities, or claims including costs or expenses (including but not limited to attorneys' fees and other expenses of investigation in defense of any such claims) which arise as a result of any breach or violation of the covenants, agreements, warrants, or representations contained in this Agreement or the Related Agreements. Any party who has breached or violated any covenant, agreement, warranty, or representation giving rise to a Claim shall be referred to as an "Indemnifying Party" and any party who has suffered or is threatened with suffering losses in connection with such a Claim shall be referred to as an "Indemnified Party." The Indemnifying Party will be obligated to indemnify the Indemnified party with respect to any Claim occasioned by a breach or violation of this Agreement or the Related Agreements on the part of the Indemnifying Party.

NOTICE. Any Indemnified Party shall promptly advise any Indemnifying Party in writing of the existence of any Claim caused or permitted by such Indemnifying Party as soon as feasible and in no event later than ten days after the Indemnified Party becomes aware of such actual or potential Claim. Thereafter, if the Indemnifying Party acknowledges its obligation in writing, the Indemnified Party will afford the Indemnifying Party a reasonable opportunity to undertake the defense, settlement, or other resolution of the Claim, and the Indemnified Party shall cooperate fully with the Indemnifying Party in resolving such matter. If the Indemnifying Party fails or refuses to acknowledge its liability or to undertake such defense, settlement, or other resolution of such Claim, then the Indemnified Party may itself defend, settle, or otherwise resolve the Claim, and the Indemnifying Party shall be solely responsible for all costs incurred by the Indemnified Party in connection therewith.

USE OF PROCEEDS. The proceeds from the sale of the Securities shall be used by the Company for research and development and for general corporate purposes.

KNOWLEDGE. Whenever a statement of any party to this Agreement is qualified by that party's "knowledge", "knowledge" means the actual knowledge of the person making such statement at the time or times that such statement is made without any requirement for further inquiry. If the statement is made by the Company, such knowledge shall include the actual knowledge of the Company's officers and directors; otherwise, the actual knowledge of a person shall not be imputed to any other person.

PRONOUNS. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

[SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed the SECURITIES PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:

ASPENBIO, INC.

By:   Roger Hurst, President

Address:  8100 Southpark Way, Bldg. B-1
          Littleton, CO 80120

PURCHASER:

Cambridge Holdings, Ltd.

By: Gregory Pusey, President
    106 S. University Blvd. Unit 14
    Denver, CO  80209


                         SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

LIST OF EXHIBITS

Warrants.....................................................  Exhibit A

Investor Rights Agreement....................................  Exhibit B

Shareholders Agreement.......................................  Exhibit C

List of Shareholders and Optionholders.......................  Exhibit D

Financial Statements.........................................  Exhibit E

Proprietary Information and Inventions Agreement.............  Exhibit F

Confidentiality and Non-disclosure Agreement.................  Exhibit G

Consulting Agreement.........................................  Exhibit H

Subscription Agreement.......................................  Exhibit I